UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2026

AmperCap Acquisition Company

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43322	61-2317653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street, 18th Floor
New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 907-1171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	APMCU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	APMC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one ordinary share upon the consummation of an initial business combination	APMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K dated June 5, 2026, AmperCap Acquisition Company (the “Company”) entered into an Administrative Services Agreement (the “Original Agreement”) with AmperSPAC LLC, a Delaware limited liability company and the Company’s sponsor (the “Sponsor”) on June 2, 2026. Pursuant to the Original Agreement, the Company agreed to reimburse the Sponsor up to $5,000 per month for certain office space, utilities and secretarial and administrative support as may be reasonably required by the Company (the “Services Fee”), beginning on the Listing Date and continuing monthly thereafter until the Termination Date (each as defined in the Original Agreement).

On July 31, 2026, the Company entered into an Amendment to Administrative Services Agreement (the “Amendment”) with the Sponsor to provide for the payment of the Services Fee to be made on a quarterly basis. Effective July 1, 2026, such payments shall be made in advance on a quarterly basis in the first month of each calendar quarter; provided that any portion of the Services Fee that has been paid for a given month but has not accrued as of the Termination Date shall be refunded to the Company within five (5) business days of the Termination Date.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description
10.1	Amendment to Administrative Services Agreement, dated July 31, 2026, by and between the Company and Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPERCAP ACQUISITION COMPANY

	By:	/s/ Harish Dadoo Gonzalez
		Name:	Harish Dadoo Gonzalez
		Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: August 5, 2026

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